UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

COMMONWEALTH ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

California	000-33069	33-0769555

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Red Hill Avenue, Suite 100 Tustin, California (Address of principal executive offices)	92780 (Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
SIGNATURES

Item 5.  Other Events

     Effective February 19, 2003, William J. Popejoy resigned as a director of Commonwealth Energy Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH ENERGY CORPORATION, a California corporation

Date February 24, 2003	By:	/S/ IAN B. CARTER

Ian B. Carter Chief Executive Officer